Exhibit 10.2
CAL-MAINE FOODS, INC.
SPLIT DOLLAR LIFE INSURANCE PLAN
Economic Benefit Regime – Endorsement Method
THIS

SPLIT

DOLLAR

LIFE

INSURANCE

PLAN
(the

“Plan”)

is

established

by
Cal-Maine

Foods,
Inc.
(the “Company”) as of March 1, 2023.

The

purpose

of

this

Plan

is

to

attract,

retain,

and

motivate

certain

highly

compensated

or

management
employees of

the Company

by assisting

them in

purchasing life

insurance on

his or

her life

that provides

a death
benefit

to

the

employee’s

Beneficiary.

The

Company

has

determined

that

this

assistance

can

best

be

provided
under a "split-dollar" arrangement

as defined in IRS

Treasury Regulation §§1.61-22(b)(1)&(2).

The Company will
pay the life insurance premiums due under this Plan from its general assets.
ARTICLE 1
“Definitions”
1.1

“Beneficiary”

or

“Beneficiaries”

shall

mean

the

person(s),

trust(s)

or

the

estate

of

a

deceased
Participant, entitled to benefits, if any, upon

the death of the Participant.
1.2
“Beneficiary Designation

Form”
shall mean

the form

established from

time to

time by

the Plan
Administrator that

a Participant

completes, signs,

and returns

to the

Plan Administrator

to designate

one or

more
Beneficiaries.
1.3 “Code” shall mean the U.S. Internal Revenue Code of 1986, as amended.
1.4
“Eligible

Employee”

shall

mean

an

active

employee

of

the

Company

who

the

Company

has
deemed eligible to participate in this Plan.
1.5 “Insurer”

shall

mean

the

insurance

company

issuing

the

Policy

on

the

life

of

a

Participant,

as
described on the Participation Agreement.
1.6 “Participant”

shall mean an Eligible

Employee of the Company:

(i) who is selected

to participate
in the Plan; (ii) who elects

to participate in the Plan; and

(iii) who completes the requirements of

Plan participation
listed in Article 2.
1.7
“Participation

Agreement”

shall

mean

the

form

required

by

the

Plan

Administrator

of

an
Eligible Employee to indicate acceptance of participation in this Plan.
1.8 “Plan Administrator”

shall mean the Company or its designee.

1.9 “Policy”
shall mean the

individual life insurance

policy maintained by

the Company for

purposes
of insuring a Participant’s life under this Plan, as further described in a Participant’s Participation Agreement.
ARTICLE 2
“Participation”
2.1
Selection

by

Plan

Administrator.
Participation

in

the

Plan

shall

be

limited

to

those

Eligible
Employees of the Company selected by the Company in its sole discretion.

2.2
Enrollment

Requirements.

As

a

condition

of

participation

in

the

Plan,

each

selected

Eligible
Employee

shall

complete,

execute,

and

return

to

the

Plan

Administrator

a

Participation

Agreement

and

a
Beneficiary

Designation

Form

within

the

time

specified

by

the

Plan

Administrator

in

accordance

with

the

terms
and

conditions

of

the

Plan.

The

Plan

Administrator

shall

establish

such

other

enrollment

requirements

as

it
determines necessary or advisable.
2.3
Eligibility;

Commencement

of

Participation.

Provided

an

Eligible

Employee

has

met

all
enrollment

requirements

set

forth

in

this

Plan

and/or

required

by

the

Plan

Administrator,

and

provided

that

the
Policy or Policies

on such Eligible

Employee have been

issued by the

Insurer, the

Eligible Employee will

become
a Participant and thereby will

be covered by this Plan

and eligible to receive benefits

at the time and in

the manner
provided herein. A Participant’s participation is limited to only issued Policies where the Participant is the insured.
ARTICLE

3
"Purchase of Policy"
3.1

The Company

and all

Participants hereto

have taken

or will

take all

necessary action

to cause

the
Insurer to issue the Policies, and shall take any

further action which may be necessary to cause a

Policy to conform
to the provisions of

this Plan. The parties hereto

agree that the Policies

shall be subject to

the terms and conditions
of this Plan and of the endorsements to the Policies filed with the Insurer.
ARTICLE 4

"Policy Title and Ownership"
4.1

Title

and

ownership

of

a

Policy

shall

reside

in

the

Company

for

its

use

and

for

the

use

of

the
Participants,

all

in

accordance

with

this

Plan. The

Company

alone

may,

to

the

extent

of

its

interest,

exercise

the
right to borrow or

withdraw on the Policy

cash value. Where the

Company and a

Participant (or assignee,

with the
consent

of

the Participant)

mutually

agree to

exercise

the

right to

increase the

coverage

under the

subject

Policy
then,

in

such

event,

the

rights,

duties

and

benefits

of

the

parties

to

such

increased

coverage

shall

continue

to

be
subject to the terms of this Plan.
ARTICLE 5
“Beneficiary”
5.1

Beneficiary

Designation.

A Participant

shall have

the right

and power

to designate

a Beneficiary
or Beneficiaries to

receive the Participant’s

share of the

proceeds payable upon

the death of the

Participant, and to
elect and change

a payment option

for such Beneficiary,

subject to any

right or interest

the Company may

have in
such

proceeds,

as

provided

in

this

Plan.

A

Participant

shall

have

the

right

to

name

such

Beneficiary

at

any

time
prior to

the Participant’s

death and

submit it to

the Plan Administrator

(or Plan

Administrator’s representative)

on
the written form provided.

5.2

Beneficiary

Acknowledgement.

Once received

and

acknowledged

by the

Plan Administrator,

the
form shall be

effective. A Participant

may change a

Beneficiary designation at

any time by

submitting a new

form
to the Plan

Administrator.

Any such change

shall follow the

same rules as

for the original

Beneficiary designation
and

shall

automatically

supersede

the

existing

Beneficiary

form

on

file

with

the

Plan

Administrator.

Upon

the
acceptance

by

the

Plan

Administrator

of

a

new

Beneficiary

designation

form,

all

previously

filed

Beneficiary
designation

forms

shall

be

cancelled.

The

Company

shall

be

entitled

to

rely

on

the

last

Beneficiary

designation
form filed by a Participant and accepted by the Plan Administrator prior to the Participant’s death.
5.3

No Beneficiary Designation. If a Participant

dies without a valid Beneficiary Designation

Form on
file, or if

all designated Beneficiaries

predecease a Participant

,

then the Participant’s

surviving spouse

shall be the
designated Beneficiary.

If a Participant has no

surviving spouse, the benefits shall

be made payable to the

personal
representative of the Participant’s estate.

5.4

Facility

of

Payment.

If

the

Plan

Administrator

determines

in

its

discretion

that

a

benefit

is

to

be
paid to a

minor, to

a person legally

declared incompetent, or

to a person

legally deemed incapable

of handling the

disposition

of

that

person’s

property,

the

Plan

Administrator

may

direct

distribution

of

such

benefit

to

the
guardian, legal representative or person

having the care or custody of

such minor, incompetent

person or incapable
person.

The

Plan

Administrator

may

require

proof

of

incompetence,

minority

or

guardianship

as

it

may

deem
appropriate prior

to distribution

of the

benefit. Any

distribution of

a benefit

shall be

a distribution

for the

account
of the Participant

and the Beneficiary,

as the case

may be, and

shall be a

complete discharge of

any liability under
the Plan for such distribution amount.

ARTICLE 6

"Premium Payment and Taxable

Benefit"
6.1

Premium

Payment.

The

Company

shall

pay

an

amount

equal

to

the

planned

premiums

and

any
other premium payments

that might become

necessary to keep

a Participant’s

Policy in force

as determined by

the
Insurer.

Notwithstanding

the

forgoing,

the

Company

shall

have

the

absolute

and

sole

right

to

terminate

or
surrender the Policy.
6.2

Taxable

Benefit. The

Company shall

determine the

economic benefit

attributable to

a Participant
based

on

the

life

insurance

premium

factor

for

the

Participant’s

age

multiplied

by

the

amount

of

current

life
insurance protection payable

to the Participant’s

Beneficiary.

The “life insurance

premium factor” is

the minimum
amount

required

to

be

imputed

under

Treasury

Regulation

§1.61-22(d)(3)(ii)

or

any

subsequent

applicable
authority.
6.3

Imputed Income.

The Company

shall impute the

economic benefit to

the Participant
on an annual
basis, by adding the economic benefit to the Participant’s W-2,

or if applicable, Form 1099.
ARTICLE 7

"Ownership of the Cash Surrender Value

of the Policy"
7.1

The Company

shall at

all times

be entitled

to one hundred

percent

(100%)

of the Policy

cash
value, as
that

term

is

defined

in

the

Policy

contract,

less

any

Policy

loans

and

unpaid
interest

or

cash

withdrawals
previously incurred by the Company.

Such cash value shall be determined as of the date of surrender or death as the
case may be.
ARTICLE 8
"Rights of Participants or Assignees"
8.1

A Participant may

not, without the

written consent of the

Company,

assign to any individual,

trust
or

other organization,

any right,

title or

interest in

the subject

Policy nor

any rights,

options, privileges

or duties
created under this Plan, other than the right to name a Beneficiary from time

to time.

ARTICLE 9
"Limitations on Company’s Rights in Policy"
9.1

Notwithstanding any

provision hereof

to the

contrary, the

Company shall

have the

right to

sell or
surrender a Policy

without terminating this Plan,

provided: (i) the Company

replaces the Policy with

a comparable
life insurance

policy or

arrangement that

provides the

benefit provided

under this

Plan; and

(ii) the

Company and
the

Participant

(who

will

not

unreasonably

withhold

his

or

her

signature)

execute

a

new

Policy

endorsement

for
said

comparable

coverage

arrangement,

at

which

time

all

references

to

“Policy”

hereunder

shall

refer

to

such
replacement coverage arrangement. Without limitation, the Policy at all times shall be the exclusive property of the
Company and shall be subject to the claims of the Company’s creditors.
ARTICLE 10

"Policy Loans"
10.1

The Company

may pledge

or assign

a Policy,

subject to

the terms

and conditions

of this

Plan, for
the sole

purpose of

securing

a loan

from the

Insurer

or from

a third

party. Interest

charges

on such

loan shall

be

paid by

the Company.

If the

Company so

encumbers a

Policy, other

than by

a Policy

loan from

the Insurer,

then,
upon

the

death

of

the

Participant,

the

Company

shall

promptly

take

all

action

necessary

to

secure

the

release

or
discharge of such encumbrance.
ARTICLE 11

"Division of Death Proceeds"
11.1

Participant’s

Benefit.

Upon

the

death

of

a

Participant

while

this

Agreement

is

in

force,

the
Participant’s Beneficiary

shall be entitled to

receive Policy death proceeds in

the amount stated in the

Participant’s
Participation

Agreement.

The

receipt

of

this

amount

by

the

Beneficiary

shall

constitute

satisfaction

of

the
Participant’s rights under this Agreement.

11.2

Company’s

Benefit.

Upon

the

death

of

the

Participant

while

this

Agreement

is

in

force,

the
Company

shall be

entitled

to

receive the

remainder of

the

Policy

death proceeds

not

payable under

Section

11.1
above.
11.3

Benefit Paid

by Insurer.

The benefit

payable to

a Participant’s

Beneficiary shall

be paid

solely by
the

Insurer

from

the

proceeds

of

the

Policy

on

the

life

of

the

Participant.

In

no

event

shall

the

Company

be
obligated to pay a death benefit under this Plan from its general funds. Should an Insurer refuse or be unable to pay
death proceeds endorsed to Participant under the express terms of this Plan, or should the Company cancel a Policy for any reason, neither a Participants nor his or her Beneficiary shall be entitled to a death benefit.

11.4

Suicide or Misstatement.

The amount of

the benefit payable

to a Participant’s

Beneficiary may

be
reduced

or

eliminated

if

Participant

fails

or

refuses

to

take

a

physical

examination,

to

truthfully

and

completely
supply such

information or

complete any

forms as

may be

required by

the Company

or Insurer,

or otherwise

fails
to cooperate

with the

requests of

the Company

or the

Insurer,

or if

the Participant

dies under

circumstances such
that the

Policy does

not pay

a full

death benefit

(e.g., in

the case

of suicide

within the

exclusionary period

of the
Policy); provided, however the

Company shall evaluate the

reason for the denial,

and upon advice of

legal counsel
and in its sole discretion, consider judicially challenging any denial.

ARTICLE 12
"Termination

of the Plan”
12.1

This Plan shall terminate upon the occurrence of any one of the following:

(1)

The total cessation of the business of the Company;

(2)

The bankruptcy, receivership or dissolution

of the Company;

(3)

The termination of the Insured’s employment;

(4) The Participant’s

“Disability,”

as that term is defined

in the Company’s

separate Supplemental
Executive Retirement Plan;

(5)

The

Company’s

“Change

in

Control,”

as

that

term

is

defined

in

the

Company’s

separate
Supplemental Executive Retirement Plan;

(6)

While

the

Participant

is

living

by

written

notice

thereof

by

either

the

Company

or

the
Participant to the other;

(7)

Surrender, lapse, or other termination of the Policy by the Company; or
(8)

Upon distribution of the death benefit proceeds in accordance with Article X.
Upon the termination

of this Plan,

the Company may

make such disposition

of the Policy

as it determines
to be appropriate. Participants will have no

rights in such Policies or the death

benefit proceeds thereof, if this Plan
is terminated.

ARTICLE 13
"Insurer Not a Party”
13.1

The

Insurer

shall

be

fully

discharged

from

its

obligations

under

a

Policy

by

payment

of

the
Policy’s death

benefit to

the Beneficiary

or Beneficiaries

named in

the Policy,

subject to

the terms

and conditions
of the

Policy. In

no event

shall the

Insurer be

considered a

party to

this Plan,

or any

modification or

amendment
hereof, and

none of

the provisions

herein shall

in any

way be

construed as

enlarging, changing,

varying or

in any
other

way

affecting

the

obligations

of

the

Insurer

as

expressly

provided

in

the

Policy,

except

insofar

as

the
provisions hereof are

made a part

of the Policy

by the Beneficiary

designation executed by

the Company and

filed
with the Insurer in connection herewith.
ARTICLE 14

"Administration”
14.1

Plan

Administrator.

For

purposes

of

the

Employee

Retirement

Income

Security

Act

of
1974 (“ERISA”), as amended,

the Company or its designee

will be the "Named Fiduciary"

and Plan Administrator
of

the

split-dollar

life

insurance

plan

for

which

this

agreement

is

hereby

designated

the

written

plan

instrument.
The

Named

Fiduciary

or

the

Plan

Administrator

may

employ

others

to

render

advice

with

regard

to

its
responsibilities

under

this

Plan.

The

Named

Fiduciary

may

also

allocate

fiduciary

responsibilities

to

others

and
may exercise any other powers necessary for the discharge of its duties to the extent not in conflict with ERISA.
14.2

Plan Administrator

Duties. The

Plan Administrator

shall

have

the

discretion

and

authority

to:

(i)
make, amend, interpret and enforce all

appropriate rules and regulations for the

administration of this Plan; and (ii)
decide or resolve

any and all

questions, including

interpretations of this

Plan, as may

arise in

connection with

this
Plan.
14.3

Binding Effect

of Decisions. Any

decision or

action of

the Plan Administrator

with respect

to any
question arising out

of or in connection

with the administration,

interpretation, and application of

this Plan and the
rules and regulations promulgated hereunder shall

be final and conclusive and binding upon

all persons having any
interest in this Plan.
14.4

Indemnity

of Plan

Administrator. The

Company

shall indemnify

and

hold

harmless the

members
of

the

Plan Administrator,

and

those

to

whom

management

and

operation

responsibilities

of

the

Plan

have

been
delegated, against

any and

all claims,

losses, damages,

expenses or

liabilities arising

from any

action or

failure to
act

with

respect

to

this

Plan,

except

in

the

case

of

willful

misconduct

by

the

Plan

Administrator

or

any

of

its
members.
ARTICLE 15

"Claims and Review Procedures”
15.1

Written Claim.

A person who believes that he or she

is being denied a benefit to

which he or she

is
entitled under

this Plan (a “Claimant”)

may file a written request

for such benefit with the Plan

Administrator,

setting
forth his

or her claim.

The request

must be

addressed

to the Company

at its

then principal

place of

business.
15.2

Timing of Response.

Upon receipt

of a claim,

the Plan

Administrator

shall advise the

Claimant that

a
reply will be forthcoming within ninety (90) days and shall, in fact, deliver such reply within such period.

The Plan
Administrator may, however, extend the reply period

for an

additional ninety (90) days for

reasonable cause. If the
claim is denied in whole or in part, the Plan

Administrator

shall adopt a written opinion,

using language calculated

to
be understood

by the Claimant,

setting

forth:

(1) The

specific

reason or

reasons

for such

denial;
(2) The

specific

reference

to pertinent

provisions

of this

Plan on

which such

denial is

based;
(3)

A description

of any additional

material

or information

necessary

for the Claimant

to perfect

his or
her claim

and an

explanation

why such

material

or such

information

is necessary;

(4)

Appropriate

information

as to the steps

to be taken if the

Claimant wishes

to submit the claim

for
review;

and
(5) The

time limits

for requesting a

review under

Section 15.3

and for

review under

Section 15.4
hereof.

15.3

Request for Review. Within sixty (60) days

after the receipt by

the Claimant of the

written opinion
described in Section 15.2,

the Claimant may

request in

writing that the

determination of the

Plan Administrator be
reviewed.

Such request

must be addressed

to the Company,

at its then principal

place of business.

The Claimant

or his
or

her

duly

authorized representative

may,

but

need

not,

review

the

pertinent

documents and

submit

issues

and
comments

in writing

for consideration

by the Plan

Administrator.

If the Claimant

does not request

a review of

the Plan
Administrator’s determination

within

such

sixty

(60)

day

period,

he

or

she

shall

be

barred

and

estopped

from
challenging

the Plan

Administrator’s

determination.
15.4

Review of Decision.

The Plan

Administrator

will review

its determination

within sixty

(60) days after
receipt of a request for review.

After considering

all materials presented

by the Claimant, the Plan Administrator

will
render a written opinion, written in

a manner calculated to be

understood by the Claimant, setting forth the

specific
reasons

for

the

decision and

containing specific

references to

the

pertinent provisions

of

this

Plan

on

which

the
decision

is

based.

If

special

circumstances

require

that

the

sixty

(60)

day

time

period

be

extended,

the

Plan
Administrator will so

notify the

Claimant and

will

render the

decision as

soon

as

possible, but

no

later than

one
hundred

twenty

(120) days

after receipt

of the request

for review.

ARTICLE 16

"Amendment"
16.1

This Plan may

not be amended,

altered, or modified,

except by a

written instrument signed

by the
parties hereto,

or their

respective successors

or assigns,

and may

not be

otherwise terminated

except as

provided
herein.
ARTICLE 17
"Miscellaneous"
17.1

Binding

Effect. This

Plan

shall be

binding

upon and

inure to

the benefit

of the

Company and

its
successors and

assigns, and

upon the

death of

a Participant,

the Participant’s

successors, assigns,

heirs, executors,
administrators and beneficiaries.
17.2

No Guarantee of Employment. This

Plan is not an

employment policy or contract.

It does not give
a Participant

the

right

to

remain an

employee

of

the Company,

nor does

it interfere

with

the

Company’s

right

to
discharge

a

Participant.

It

also

does

not

require

a

Participant

to

remain

an

employee

nor

interfere

with

the
Participant’s right to terminate employment at any time.
17.3

Notices. Any

notice, consent

or demand

required or

permitted to

be given

under the provisions

of
this Plan shall be

in writing, and shall

be signed by the

party giving or making

the same. If such

notice, consent or
demand is

mailed to

a party

hereto, it

shall be

sent by

United States

certified mail,

postage prepaid,

addressed to
such

party’s

last

known

address

as

shown

on

the

records

of

the

Company.

The

date

of

such

mailing

shall

be
deemed the date of notice, consent or demand.
17.4

Applicable

Law.

This

Plan

and

the

rights

of

the

parties

hereunder,

shall

be

governed

by

and
construed according to the

laws of the State

of Nebraska, except to

the extent preempted by

the laws of the

United
States of America.
17.5

Gender.

Whenever

in

this

Plan

words

are

used

in

the

masculine

or

neutral

gender,

they

shall

be
read and construed as in the masculine, feminine or neutral gender, whenever they should so apply.

17.6

No Third Party Beneficiaries. The

benefits of this Plan

shall not inure to any

third party.

This Plan
shall not be

construed as creating

any rights, claims,

or cause of

action against the

Company or any

of its officers,
directors, agents, or employees in favor of any person or entity other than the Participant.

17.7

Severability.

If

any

one

or

more

of

the

provisions

hereof

is

declared

invalid,

illegal,

or
unenforceable in

any jurisdiction,

the validity,

legality,

and enforceability

of the

remaining provisions

shall not

in
any

way

be

affected

or

impaired,

and

that

invalidity,

illegality,

or

unenforceability

in

one

jurisdiction

shall

not
affect the validity,

legality, or enforceability of the remaining

provisions hereof.
17.8

Entire

Agreement.

This

written

plan

document,

along

with

a

Participant’s

Policy

endorsement,
Beneficiary

Designation

Form,

and

Participation

Agreement,

constitutes

the

entire

agreement

between

the
Company and the

Participant as to

the subject matter

hereof. No rights

are granted to

a Participant under

this Plan
other than those specifically set forth herein.
IN WITNESS WHEREOF,

the Company executes this Plan as of the date first written above.